SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 16, 2003

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado 80401

        (Address of principal executive offices)                                 Zip Code

(303) 235-9000

(Registrant’s telephone number)

Item 5. Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed.

Item 12. Results of Operations and Financial Condition

Pursuant to Item 12, ACT Teleconferencing is filing this 8-K. Attached is a press release dated October 16, 2003 regarding the company’s downsizing, preliminary revenue results from the third quarter 2003, and settlement of certain litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2003	ACT Teleconferencing, Inc. (Registrant) By: /s/ Gavin Thomson Gavin Thomson Chief Financial Officer

Exhibit Index

No.       Description

(All exhibits are filed electronically)

99.1	Press release dated October 16, 2003.

2